UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  1 )

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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

US Global Investors, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 18, 2006

Dear Shareholder:

According to our latest records, we have not received your voting instructions for the important special meeting of U.S. Global Investors, Inc., scheduled for January 10, 2007 in San Antonio.

Time is short, and your vote is extremely important to the future of U.S. Global Investors. We urge you to take some time out of your busy schedule today to read the proxy statement mailed to you and then to vote your proxy.

You can vote in several ways—by mail, by phone or by Internet. Instructions for each option are listed below.

At the special meeting, you are being asked to approve a 2-for-1 stock split in U.S. Global Investors shares, to increase the number of authorized shares in each share class, to permit conversion of Class C shares to Class A shares, and to modify the dividend and liquidation rights for the different share classes. More detail on each of these items is available in the proxy statement.

The Board of Directors has unanimously approved the amendments in the proxy statement, and has recommended that shareholders vote FOR approval. If all amendments are approved, the Board has authorized payment of a special dividend of $0.50 per share ($0.25 per share post-split) payable in February.

Our Articles of Incorporation require a two-thirds vote of each share class to approve each amendment. If you fail to vote by proxy, or fail to instruct your broker on how to vote, it will count as the equivalent of a vote against the amendments.

Please make your choice from these easy-to-follow instructions to vote your proxy:

By Internet: Go to www.us-global.com and click on “Vote Your Proxy.” Please enter the Control Number on your proxy vote card and click the “Vote” button under “Postal Mail Recipients.” The online ballot will then appear.

By Phone: Call our Proxy Client Service Center at (877) 777-3412. Please refer to your proxy vote card for your Control Number.

By Mail: Sign, date and return your proxy vote card in the enclosed postage-paid envelope.

The deadline to submit your voting instructions by phone or Internet is 11:59 P.M., Eastern Time, on January 9, 2007. If you opt to mail a signed and dated proxy card, the deadline to receive the proxy card is January 9, 2007.

If you need assistance or have questions, please call our Proxy Client Service Center at (877) 777-3412. You may also call our Investor Relations office at (210) 308-1221.

We realize there are many demands on your time during the holiday season, but this is a critical matter that warrants your attention. If you have recently voted your proxy, thank you and please disregard this letter.

All of us here at U.S. Global Investors appreciate your cooperation and your continued support.

Sincerely,

CEO and Chief Investment Officer of U.S. Global Investors

FOR IMMEDIATE RELEASE:	Contact: Terry Badger
Director of Communications
210.308.1221
tbadger@usfunds.com

U.S. GLOBAL INVESTORS ADJOURNS SPECIAL SHAREHOLDERS' MEETING;
PROXIES RECEIVED SHOW STRONG SUPPORT FOR PROPOSED AMENDMENTS
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SAN ANTONIO--January 12, 2007-- Proxies have been submitted by shareholders representing nearly half of the publicly traded shares of U.S. Global Investors, Inc. (NASDAQ: GROW). Of the proxies received, more than 93% are in favor of Proposal One and more than 80% are in favor of Proposal Two. However, because less than a majority of the holders of the publicly traded Class A Common Stock had submitted their proxies when the special meeting was convened, which the company believes is due in large part to the holiday season, the company had not yet attained a quorum and adjourned its special meeting.

U.S. Global shareholders now have additional time to cast their votes and the company will continue to solicit votes on the two proposals. Proposal One would increase authorized shares to enable the company to effect a two-for-one stock split. Proposal Two would modify the relative dividend and liquidation preference rights of the different classes of common stock and permit conversion of Class C Common Stock to Class A Common Stock. The U.S. Global special meeting will reconvene on January 31, 2007 at 9:00 a.m. Central time at 7900 Callaghan Road, San Antonio, Texas 78229. The record date for shareholders entitled to vote at the special meeting remains November 20, 2006.

Under Texas law, approval of Proposal One and Proposal Two requires the affirmative vote of two-thirds of all issued and outstanding shares of U.S. Global's Class A Common Stock and Class C Common Stock, voting separately by class.

"The adjournment will allow additional time for all shareholders who had the right to vote as a result of share ownership on November 20, 2006 to vote," Frank Holmes, Chief Executive Officer and Chief Investment Officer of U.S. Global, said. "We believe providing additional time to vote is in the best interest of the shareholders and that it is clear from the initial votes cast that the shareholders desire that these amendments be approved. We thank the large number of shareholders who have submitted proxies in support of the proposals. The Board of Directors has unanimously approved the proxy proposals, and has recommended that eligible shareholders of record on November 20, 2006 vote FOR approval of both proposals."

A failure to vote has the same effect as a vote against the proposals. Any shareholder who held shares through their broker, bank or other custodian at the close of business on November 20, 2006, should contact such custodian to receive proxy materials and vote their shares.

If both proposals are approved, shareholders of record on February 7, 2007, will receive a special dividend of $0.25 per share based on the number of post-split shares held. This dividend will be paid on February 16, 2007.

Valid proxies submitted by U.S. Global shareholders prior to the January 10, 2007, meeting will continue to be valid for purposes of the reconvened meeting. As more fully described in the Proxy Statement, U.S. Global shareholders are entitled to change their votes or revoke their proxies at any time prior to the vote being taken. Any shareholder who has executed a proxy but who is present at the continuation of the special meeting on January 31, 2007, and who wishes to vote in person on the Proposals may do so by revoking his or her proxy in writing at the continuation of the special meeting. Therefore, the final results of voting at the special meeting, once reconvened, could differ materially from the initial count above.

A postcard is being sent to shareholders providing details about the new time and location for the meeting.

Last-minute voting instructions

U.S. Global shareholders as of the November 20, 2006 record date can vote, even if they have subsequently sold their shares:

By Phone: Call our Proxy Client Service Center at (877) 777-3412. Please refer to your proxy vote card for your Control Number. You can vote using this method even if you have lost or discarded your proxy card.

By Internet: Go to www.proxyvote.com. Please enter the Control Number on your proxy vote card and click the “Vote” button under “Postal Mail Recipients.” The online ballot will then appear.
By Mail: Sign, date and return your proxy vote card in the postage-paid envelope enclosed with the proxy.

U.S. GLOBAL STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. In addition, a shareholder who wishes to receive a copy of THE DEFINITIVE proxy materials, without charge, should submit this request to U.S. Global’s proxy solicitor, ADP, at 57 Mercedes Way, Edgewood, New York 11707 or by calling ADP toll-free at (877) 777-3412.

About U.S. Global Investors, Inc.
U.S. Global Investors, Inc. (www.usfunds.com) is a registered investment adviser that focuses on profitable niche markets around the world. Headquartered in San Antonio, Texas, the company offers financial solutions and provides transfer agency and other services to U.S. Global Investors Funds and U.S. Global Accolade Funds.

With an average of $4.8 billion in assets under management in the quarter ended September 30, 2006, U.S. Global Investors manages 13 no-load mutual funds that offer a variety of investment options, from emerging markets to money markets. In general, trends in the assets under management are the critical drivers of revenue and earnings trends.

This news release includes forward-looking statements concerning the Company. These may include statements of plans or objectives for future operations, statements about future economic performance or assumptions or estimates. The accuracy of these forward-looking statements is subject to a wide range of business risks and changes in circumstances that are described in our reports that are filed from time to time with the Securities and Exchange Commission. Actual results and outcomes often differ from expectations.

FOR IMMEDIATE RELEASE:	Contact: Terry Badger
Director of Communications
210.308.1221
tbadger@usfunds.com

U.S. GLOBAL INTENDS TO ADJOURN ITS SPECIAL SHAREHOLDERS' MEETING

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SAN ANTONIO—January 9, 2007—U.S. Global Investors, Inc. (NASDAQ: GROW) today announced that it intends to adjourn tomorrow’s January 10, 2007 Special Meeting and defer the conduct of shareholder voting until 9:00 a.m. CST on January 31, 2007, when the meeting will reconvene.

The adjournment is designed to provide additional time to allow U.S. Global shareholders to cast their votes or submit their proxy. The record date for the Special Meeting remains November 20, 2006.

Frank Holmes, Chief Executive Officer and Chief Investment Officer of U.S. Global, commented: "We are pleased with the affirmative response that we have received to date; however, our requirement is to have a majority quorum of Class A and Class C shares of common stock and approval of the proposed amendments to our Articles of Incorporation by the affirmative vote of 66 2/3% of each class of common stock outstanding and entitled to vote. We believe it to be in the best interest of the shareholders to allow additional time for shareholders to cast their vote or submit their proxy."

As previously announced, U.S. Global will convene its Special Meeting of Shareholders on Wednesday, January 10, 2007, at 9:00 A.M., local time, at U.S. Global's corporate headquarters in San Antonio, Texas. U.S. Global then intends to adjourn the meeting and defer voting on shareholder business matters until 9:00 a.m. CST on January 31, 2007, when the meeting will be reconvened at U.S. Global's corporate headquarters at 7900 Callaghan Road, San Antonio, Texas 78229. The items of business to be considered at the reconvened Special Meeting are described in U.S. Global's proxy statement to shareholders dated November 27, 2006.

About U.S. Global Investors, Inc.
U.S. Global Investors, Inc. (www.us-global.com) is a registered investment adviser that focuses on profitable niche markets around the world. Headquartered in San Antonio, Texas, the company offers financial solutions and provides transfer agency and other services to U.S. Global Investors Funds and U.S. Global Accolade Funds.

With an average of $4.5 billion in assets under management in the quarter ended September 30, 2006, U.S. Global Investors manages 13 no-load mutual funds that offer a variety of investment options, from emerging markets to money markets. In general, trends in the assets under management are the critical drivers of revenue and earnings trends.

This news release includes forward-looking statements concerning the Company. These may include statements of plans or objectives for future operations, statements about future economic performance or assumptions or estimates. The accuracy of these forward-looking statements is subject to a wide range of business risks and changes in circumstances that are described in our reports that are filed from time to time with the Securities and Exchange Commission. Actual results and outcomes often differ from expectations.

Did you own GROW stock on November 20th? If so, you are still eligible to vote in the U.S. Global Investors proxy election, even if you sold shares after that date. Time is short, but voting is easy.
If your proxy statement got tossed out with the avalanche of holiday mail, no problem. We can get you another one, or you can vote with a simple phone call to (877) 777-3412.

If you just haven’t gotten around to voting, we strongly urge you to review the proxy statement and then vote your shares by phone, by Internet or by mail.

We are working so hard to make sure you vote because your vote is extremely important to the future of U.S. Global Investors, which enjoyed outstanding growth in 2006.

We are trying to think ahead to what the company will need in the coming years to sustain last year’s gains and expand on them. That’s why we’re asking you to approve a 2-for-1 stock split, to increase the number of authorized shares, to permit share-class conversion and to modify liquidation and dividend rights for shares. More detailed information on each item is available in the proxy statement.

The Board of Directors has unanimously approved the proxy proposals, and has recommended that eligible shareholders vote FOR approval. The Board has also approved a special dividend if all proposals are approved.

If you don’t vote, or if you don’t instruct your broker on how to vote, it counts as a NO.

Please vote YES in one of the following easy ways:

By Phone: Call our Proxy Client Service Center at (877) 777-3412. Please refer to your proxy vote card for your Control Number. You can vote using this method even if you’ve lost or discarded your proxy card.

By Internet: Go to www.proxyvote.com. Please enter the Control Number on your proxy vote card and click the “Vote” button under “Postal Mail Recipients.” The online ballot will then appear.

By Mail: Sign, date and return your proxy vote card in the enclosed postage-paid envelope.

Thank you for voting. All of us here at U.S. Global Investors appreciate your cooperation and your continued support.

U.S. GLOBAL INVESTORS, INC. C/O BANK OF NEW YORK 101 BARKLAY NEW YORK, NY 10286
VOTE BY INTERNET - www.proxyvote.com
Use  the  Internet  to  transmit  your  voting  instructions  and  for  electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date  or  meeting  date.  Have  your  proxy  card  in  hand  when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by U.S. Global Investors, Inc. in mailing  proxy  materials, you  can  consent  to  receiving  all  future proxy statements,  proxy  cards  and  annual  reports  electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that  you agree  to  receive  or  access  shareholder  communications electronically  in  future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to U.S. Global Investors, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	USGLI1	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. GLOBAL INVESTORS, INC.

Vote on Proposals		For	Against	Abstain

1.
To act on a proposed amendment to Article Four of the Third Restated and Amended Articles of Incorporation
of U.S. Global to increase the number of authorized shares of common stock, par value $0.05 per share of
U.S. Global to 36,000,000, of which 28,000,000 have been designated as Class A Common Stock, 4,500,000 have been designated as Class B Common Stock, and 3,500,000 have been designated as Class C
Common Stock, in order to effectuate a related two-for-one stock split and complete other minor modifications to the Articles of Incorporation as set forth in their entirety as Exhibit A to this Proxy Statement;
		O	O	O

2.
To act on a proposed amendment to Article Four of the Third Restated and Amended Articles of Incorporation
of U.S. Global to eliminate the dividend and liquidation preferences for holders of Class A Common Stock in order to facilitate the adoption of a dividend policy and to permit the conversion of Class C Common
Stock to Class A Common Stock;
		O	O	O

3.	To provide holders of the Company’s Class A Common Stock and Class C Common Stock an opportunity to meet with management of the Company; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

For comments, please check this box and write them on the back where indicated. O

		Yes	No

Please indicate if you plan to attend this meeting.		O	O

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		O	O

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

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U.S. GLOBAL INVESTORS, INC.
P. O. Box 781234
San Antonio, TX 78278-1234

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 10, 2007

The undersigned hereby appoints Susan B. McGee and Shannon Neill, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on January 10, 2007, or any adjournment or adjournments thereof.

Comments:  ________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

(If you noted any Comments above, please mark corresponding box on the reverse side.)